HARRIS INSIGHT(R) FUNDS
                    HARRIS INSIGHT HEMISPHERE FREE TRADE FUND

                       SUPPLEMENT DATED SEPTEMBER 18, 1997
                       TO THE PROSPECTUS DATED MAY 1, 1997
                  AS REVISED AUGUST 1, 1997 AND AUGUST 18, 1997


Effective September 18, 1997, the Fund will cease the offering of its shares other than shares issued in connection with the reinvestment of dividends and distributions.

Management of the Fund has proposed to the Board of Directors that the Board authorize liquidating the Fund. In the event that the Board approves this proposal, it is expected that all outstanding shares of the Fund will be redeemed on October 15, 1997.